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                                                                     Exhibit (N)

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our report dated September 16, 2003, in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-2) (No. 333-109484) of ING Clarion Real Estate Income Fund.

                                             /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 14, 2003